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                                                                   EXHIBIT 10.59
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AGENTED LOAN AND SECURITY AGREEMENT                             BANKBOSTON, N.A.
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                                             April 30, 1998

         THIS AGREEMENT is made by and between

                  BANKBOSTON, N.A. (hereinafter, the "LENDER"), a national banking association with offices at 100 Federal Street, Boston, Massachusetts 02110 and,

                  PolyMedica Corporation (hereinafter, "PolyMedica"), a Massachusetts corporation with its principal executive offices at 11 State Street, Woburn, Massachusetts and,

                  LIBERTY MEDICAL SUPPLY, INC. (hereinafter, "Liberty"), a Florida corporation with its principal executive offices at 3595 S.W. Corporate Parkway, Martin Downs Business Park, Palm City, Florida and,

                  PolyMedica Healthcare, Inc. (hereinafter, "Healthcare"), a Delaware corporation with its principal executive offices at 581 Conference Place, Golden, Colorado and,

                  PolyMedica Securities, Inc. (hereinafter, "Securities"), a Massachusetts corporation with its principal executive offices at 11 State Street, Woburn, Massachusetts and,

(hereinafter, PolyMedica, Liberty, Healthcare, and Securities are referred to collectively as the "PRINCIPAL BORROWERS" and each individually as a "PRINCIPAL BORROWER" and PolyMedica is also referred to in the capacity of the "AGENT BORROWER")

with all representations, covenants, warranties, defaults, rights, remedies, powers, privileges, and discretions applicable to each Principal Borrower.

         WHEREAS, each Principal Borrower has requested that the Lender establish the loan arrangement (hereinafter, the "LOAN ARRANGEMENT") as set forth in Article 2 herein, to be cross-guaranteed by each of the Principal Borrowers;

         WHEREAS, each Principal Borrower acknowledges and agrees that the Loan Arrangement is in the best interest and financial well-being of each Principal Borrower and that they shall each be liable for any and all loans made under the Loan Arrangement (whether or not the proceeds of any such loan are received by that Principal Borrower) both as a Principal Borrower and as a Guarantor

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and that the Lender is relying on this representation as a material inducement to establish the Loan Arrangement;

         WHEREAS, each Principal Borrower requests that as a convenience to the Principal Borrowers, such loans as may be made under the Loan Arrangement be directed to the Agent Borrower which will, in turn, distribute the proceeds thereof to the respective Principal Borrowers;

         NOW THEREFORE, as an additional inducement for the Lender to establish the Loan Arrangement and to direct such loans as may be made hereunder to the Agent Borrower, as described above, each Principal Borrower covenants and agrees as follows, and that all loans and advances made under the Revolving Credit (defined below) are payable as provided herein.

                                   WITNESSETH:

ARTICLE 1 - AGENTED BORROWINGS

         1-1.     DESIGNATION OF AGENT BORROWER. Each Principal Borrower hereby designates the Agent Borrower as the agent of that Principal Borrower to discharge the duties and responsibilities of the Agent Borrower as provided herein.

         1-2.     OPERATION OF LOAN ARRANGEMENT. (a) Except as otherwise
provided in this Article, loans and advances under the Loan Arrangement shall be requested solely by the Agent Borrower as agent for each Principal Borrower.

                  (b) To the extent permitted by law, confirmatory assignments of accounts and accounts receivable and remittances on accounts and accounts receivable of the respective Principal Borrowers shall be provided to the Lender or otherwise directed in accordance with the Lender's instructions given from time to time to the Agent Borrower.

                  (c) Any advance which may be made by the Lender under the Loan Arrangement and which is directed to the Agent Borrower is received by the Agent Borrower in trust for that or those of the Principal Borrowers who are intended to receive such advance; shall be held by the Agent Borrower in an account separate from all other funds of the Agent Borrower; and shall not be commingled with any other funds of the Agent Borrower. The Agent Borrower shall distribute the proceeds of any such advances solely to the Principal Borrowers. Each Principal Borrower shall be directly indebted to the Lender for each advance distributed to that Principal Borrower by the Agent Borrower, together with all accrued interest thereon, as if that amount had been advanced directly

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by the Lender to that Principal Borrower (whether or not the subject advance was based upon the accounts and/or inventory or other assets of the Principal Borrower which actually received such distribution), in addition to which each Principal Borrower shall be obligated to the Lender in that amount on account of that Principal Borrower's respectively having guaranteed the Obligations.

                  (d) The Lender shall have no responsibility to inquire as to the distribution of loans and advances made by the Lender through the Agent Borrower as described herein.

         1-3.     CONTINUATION OF AUTHORITY OF AGENT BORROWER. The authority of the Agent Borrower to request loans on behalf of, and to bind, the Principal Borrowers, shall continue unless and until the Lender actually receives

                  (a) written notice of: (i) the termination of such authority, and (ii) the subsequent appointment of a successor Agent Borrower, which notice is signed by the respective Presidents of each Principal Borrower (other than the President of the Agent Borrower being replaced) then eligible for borrowing under the within Agreement; and

                  (b) written notice from such successive Agent Borrower (i) accepting such appointment; (ii) acknowledging that such removal and appointment has been effected by the respective Presidents of such Principal Borrowers eligible for borrowing under the within Agreement; and (iii) acknowledging that from and after the date of such appointment, the newly appointed Agent Borrower shall be bound by the terms hereof, and that as used herein, the term "Agent Borrower" shall mean and include the newly appointed Agent Borrower.

         1-4.     INDEMNIFICATION. The Agent Borrower and each Principal
Borrower respectively hereby indemnify, defend, and save and hold the Lender harmless from and against any liabilities, claims, demands, expenses, or losses made against or suffered by the Lender on account of, or arising out of, the Loan Arrangement, the Lender's reliance upon loan requests made by the Agent Borrower, or any other action taken by the Lender hereunder or under any of the Lender's various agreements with the Agent Borrower and/or any Principal Borrower and/or any other person arising under the loan arrangement contemplated herein except for any liability, claim, demand, expense, or loss as to which a final judicial determination is made and from which no appeal is available (in a

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proceeding in which the Lender has had an opportunity to be heard) that the
Lender had acted in a grossly negligent manner or with willful misconduct.

ARTICLE 2 - THE REVOLVING CREDIT.

         2-1.     ESTABLISHMENT OF REVOLVING CREDIT. (a) The Lender hereby
establishes a revolving line of credit (hereinafter, the "REVOLVING CREDIT") in the Principal Borrowers' respective favor pursuant to which the Lender, subject to, and in accordance with, the within Agreement, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Principal Borrowers as provided herein. The amount available for any new loan or advance requested hereunder shall be determined by the Lender by reference to Availability (as defined below), as determined by the Lender from time to time hereafter. All loans made by the Lender under this Agreement, and all of the Principal Borrowers' other Obligations (as defined below) to the Lender under or pursuant to this Agreement, are payable as set forth herein.

                  (b) As used herein, the term "AVAILABILITY" refers at any time to the lesser of (i) or (ii), below:
                           (i)      Up to the result of the following:

                                    (A)      Seven Million Five Hundred Thousand
                                             Dollars and No Cents
                                             ($7,500,000.00).

                                    MINUS

                                    (B)      The then unpaid principal balance
                                             of the Loan Account.

                                    MINUS

                                    (C)      The aggregate principal amounts
                                             then undrawn on all outstanding
                                             L/C's issued or incurred, or caused
                                             to be issued or incurred, by the
                                             Lender for the account and/or the
                                             benefit of any Principal Borrower.

                           (ii)     Up to the result of the following:

                                    (A)     75% of the face amount of each of
                                            the Principal Borrower's Acceptable
                                            Accounts (as defined below).

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                                    PLUS

                                    (B)      50% of the value of the Acceptable
                           Inventory of each Principal Borrower, as defined below (Acceptable Inventory being valued at the lower of cost or market after deducting all transportation, processing, handling charges, and all "soft" costs and expenses, subject to such inventory reserves as the Lender may establish from time to time ).

                                    MINUS

                                    (C)      The then unpaid principal balance
                                             of the Loan Account.

                                    MINUS

                                    (D)      The aggregate principal amounts
                                             then undrawn on all outstanding
                                             L/C's issued or incurred, or caused
                                             to be issued or incurred, by the
                                             Lender for the account and/or the
                                             benefit of any Principal Borrower.

                  (c) Availability shall be based upon Borrowing Base Certificates furnished as provided in Section 2-3(a), below.

                  (d) The proceeds of borrowings under the Revolving Credit shall be used solely for working capital purposes of the Principal Borrowers and for such other purposes as may be permitted by the Lender. The Principal Borrowers acknowledge and agree that each of them shall remain liable to the Lender for the payment and performance of all Obligations under all circumstances, which payment and performance shall continue to be secured by all collateral security granted by the Principal Borrowers to the Lender.

         2-2.     ADVANCES IN EXCESS OF MAXIMUM LOAN EXPOSURE/RISKS OF VALUE.
(a) The Lender does not have any obligation to make any loan or advance, or otherwise to provide any credit for the benefit of any of the Principal Borrowers such that the outstanding principal balance of the Loan Account (defined below) and the aggregate Stated Amount would exceed Maximum Loan Exposure. The making of loans, advances, and credits and the providing of financial accommodations by the Lender in excess of Maximum Loan Exposure is for the benefit of the Principal Borrowers and does not affect the obligations of the Principal Borrowers hereunder; such loans constitute Obligations.

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The making of any such loans, advances, and credits and the providing of financial accommodations in excess of Maximum Loan Exposure on any one occasion shall not obligate the Lender to make any such loans, credits, or advances or to provide any financial accommodation on any other occasion nor to permit such loans, credits, or advances to remain outstanding.

                  (b) The Lender's reference to a given asset for monitoring concerning the Lender's making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit shall not be deemed a determination by the Lender relative to the actual value of the asset in question. All risks of the creditworthiness of all Accounts and Accounts Receivable are and remain upon the Principal Borrowers. Reference by the Lender to a particular Account owed by a particular Account Debtor for guidance and/or monitoring shall not obligate the Lender to rely upon any other Account owed by the same Account Debtor to be acceptable for lending or to continue to rely upon that account. All risks of the saleability of any of the Principal Borrower's Inventory are and remain upon the Principal Borrowers. All Collateral (defined below) secures the prompt, punctual, and faithful performance of the Obligations whether or not relied upon by the Lender in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit.

         2-3.     PROCEDURES UNDER REVOLVING CREDIT.(a) The Agent Borrower may
request loans and advances under the Revolving Credit from time to time, in each instance in accordance with such procedures as may from time to time be acceptable to the Lender, each of which request will be accompanied by a Borrowing Base Certificate furnished to the Lender setting forth the Availability with particularity acceptable to the Lender in its reasonable discretion.

                  (b) The Lender, subject to the terms and conditions of the within Agreement, will provide the Agent Borrower with the loan so requested, as follows:

                           (i) With respect to a Domestic Rate Loan (defined below), if such request is received by 1:00 PM on a Business Day (defined below), by the end of business on that Business Day. If such request is received after 1:00 PM on a Business Day, by the end of the then next Business Day. The Lender may revise the above schedule by which loans shall be made from time to time.

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                           (ii)     With respect to a Libor Rate Loan (defined
         below), if such request is received on any Business Day, by the end of second Business Day thereafter. The Lender may revise the above schedule by which loans shall be made, from time to time.

                           (iii)    Provided that there is sufficient
Availability to support the same, (but subject, however, to Subsection 2-3(e), below (which deals with the effect of a Suspension Event)), a loan or advance under the Revolving Credit so requested by the Agent Borrower shall be made by the transfer of the proceeds of such loan or advance to an account maintained by the Agent Borrower with the Lender or as otherwise instructed by the Agent Borrower.

                           (iv)     A loan or advance shall be deemed to have
been made under the Revolving Credit upon the charging of the amount of such loan to the Loan Account and the distribution of the proceeds thereof in accordance with ss.2.3(b)(iii).

                           (v)      There shall not be any recourse to, nor
liability of, the Lender (except due to its own gross negligence or willful misconduct) on account of any of the following:

                                    (A)     Any reasonable delay in the Lender's
         making of any loan or advance requested under the Revolving Credit.

                                    (B)     Any reasonable delay in the proceeds
         of any such loan or advance constituting collected funds.

                                    (C)     Any reasonable delay in the receipt,
         and/or any loss, of funds which constitute a loan or advance under the Revolving Credit, the wire transfer of which was properly initiated by the Lender in accordance with wire instructions provided to the Lender by the Agent Borrower.

                           (vi)     The Lender may rely on any request for a
loan or advance or financial accommodation which the Lender, in good faith, believes to have been made by a person duly authorized to act on behalf of the Agent Borrower and may decline to make any such requested loan or advance or to provide any such financial accommodation pending the Lender's being furnished with such documentation concerning that person's authority to act as may be satisfactory to the Lender.

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                  (c)      A request by the Agent Borrower for any financial
accommodation under the Revolving Credit or of the issuance of an L/C shall be irrevocable and shall constitute certification by the Borrower that as of the date of such request, each of the following is true and correct:

                                    (i)     There has been no material adverse
         change in any Principal Borrowers' financial condition from the most recent financial information furnished the Lender pursuant to this Agreement (except as permitted hereunder).

                                    (ii)    Each Principal Borrower is in
         compliance with, and has not breached any of, its covenants contained in this Agreement.

                                    (iii)   Each representation which is made
         herein or in any of the Loan Documents (defined below) is then true and complete as of and as if made on the date of such request (except those made as of a specific date or which are inaccurate due to transactions permitted hereunder).

                                    (iv)    No Suspension Event (defined herein)
         is then extant.

                  (d) All Principal Borrowers shall immediately become indebted to the Lender for the amount of all loans under or pursuant to this Agreement when such loan is deemed to have been made.

                  (e) Upon the occurrence from time to time of any Suspension Event, the Lender may suspend the Revolving Credit immediately and shall not be obligated, during such suspension, to make any loans or to provide any financial accommodation hereunder.

                  (f)      (i)      The Agent Borrower may request that the
Lender issue L/C's for the account of a Principal Borrower. Each such request shall be in such manner as may from time to time be acceptable to the Lender, and which may include, without limitation, (A) telephone notice to such person as may be designated by the Lender or (B) written notice.

                           (ii)     The Lender will issue any L/C so requested
by the Agent Borrower, provided that the aggregate Stated Amount, following the requested issuance thereof, would not exceed the Availability and provided that the L/C (if so issued) is in form satisfactory to the Lender.

                           (iii)    The Agent Borrower and Principal Borrower
shall execute such documentation to apply for and support the issuance of an L/C as may be required by the Lender

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provided that, notwithstanding any integration clauses in such L/C documentation, the terms of this Agreement shall govern any conflict with such L/C documentation.

                  (g) After notice to the Agent Borrower, the Lender, without the request of the Agent Borrower, may advance under the Revolving Credit any amount which any Principal Borrower is obligated to pay to the Lender or for which any Principal Borrower or the Lender becomes obligated on account of, or in respect to, any L/C. Such advance shall be made whether or not a Suspension Event is then extant and even if such advance would result in the Availability being exceeded. Such action on the part of the Lender shall not constitute a waiver of the Lender's rights under Section 2-6(b), below.

         2-4.     THE LOAN ACCOUNT. (a) An account (hereinafter, the "LOAN
ACCOUNT") shall be opened on the books of the Lender, in which Loan Account a record shall be kept of all loans made by the Lender to the Agent Borrower or any Principal Borrower under or pursuant to this Agreement and of all payments thereon.

                  (b) The Lender shall also keep a record (either in the Loan Account or elsewhere, as the Lender may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed the Lender on account of the Obligations and of all credits against such amounts so owed.

                  (c) All credits against the Obligations shall be conditional upon final payment to the Lender of the items giving rise to such credits. The amount of any item credited against the Obligations which is charged back against the Lender for any reason or is not so paid shall be a Obligation and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.

                  (d) Except as otherwise provided herein, all fees, service charges, costs, and expenses for which any Principal Borrower is obligated hereunder are payable on demand.

                  (e) The Lender, without the request of the Agent Borrower but after notice, may advance under the Revolving Credit any interest, fee, service charge, or other payment to which the Lender is entitled from any Principal Borrower pursuant hereto which is not paid when due or within any grace period and may charge the same to the Loan Account notwithstanding that such amount

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so advanced may result in Availability's being exceeded. Such action on the part of the Lender shall not constitute a waiver of the Lender's rights under Section 2-6(b), below. Any amount which is added to the principal balance of the Loan Account as provided in this Subsection shall bear interest at the interest rate applicable from time to time to the unpaid principal balance of the Loan
Account.

                  (f) Any written statement rendered by the Lender to the Agent Borrower concerning the Obligations shall be presumed correct and shall be presumptively binding upon each of them unless the Agent Borrower provides the Lender with written objection thereto within sixty (60) days from the receipt by Agent Borrower of such statement, which written objection shall indicate, with particularity, the reason for such objection. The Loan Account and the Lender's books and records concerning the loan arrangement contemplated herein and the Principal Borrowers' Obligations shall be prima facie evidence and proof of the items described therein.

         2-5.     THE MASTER NOTE. The obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by a note (hereinafter, the "MASTER NOTE") in the form of EXHIBIT 2-5, annexed hereto, executed by the Agent Borrower and Principal Borrowers. Neither the original nor a copy of the Master Note shall be required, however, to establish or prove any Obligation. In the event that the Master Note is ever lost, mutilated, or destroyed, the Agent Borrower and each Principal Borrower shall upon written request certifying that the Master Note was lost, mutilated or destroyed execute a replacement thereof and deliver such replacement to the Lender.

         2-6.     PAYMENT OF LOAN ACCOUNT. (a) The Principal Borrowers may repay all or any portion of the principal balance of the Loan Account from time to time until the sooner of termination of the Revolving Credit (as to which, see
Article 13, below) or demand.

                  (b) The Principal Borrowers, without notice or demand from the Lender, shall pay the Lender that amount, from time to time, which is necessary so that the principal balance of the Loan Account does not exceed Availability. The Lender shall furnish the Agent Borrower with three (3) Business Days notice of any such payment which may be required resulting from the Lender's

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calculation of "Acceptable Accounts" based upon the exclusion set forth in
Section b(ii) of the definition of "Acceptable Accounts" contained in Article 4.

                  (c) The Principal Borrowers shall repay the then entire unpaid balance of the Loan Account upon the Termination Date.

         2-7.     INTEREST. (a) The unpaid principal balance of the Loan Account shall bear interest, and shall be repaid, as set forth in Exhibit 2-7 annexed hereto.

                  (b) The Agent Borrower shall have such rights as are set forth in EXHIBIT 2-7 to select and, as applicable, Convert Loans from one Type of Loan to another Type of Loan.

                  (c)      (i)      Upon the occurrence of an Event of Default,
at the Lender's option, the Revolving Credit and all other amounts payable hereunder or under any of the other Loan Documents shall bear interest payable on demand at a rate per annum equal to four percent (4%) above the then applicable highest rate of interest hereunder until such amount shall be paid in full (after as well as before judgment) (the "Default Rate").

                           (ii)     In addition to other charges described in
the Loan Documents, and without derogating from the right of the Lender to accelerate the Obligations upon the occurrence of an Event of Default, the Principal Borrowers shall pay to the Lender a late charge equal to three (3%) percent of any payment due under the Note which is not paid within ten (10) days of the due date thereof.

         2-8.     CLOSING AND ADMINISTRATIVE FEES. (a) As compensation for the
Lender's commitment included herein to make loans and advances hereunder and as compensation for the Lender's maintenance of sufficient funds available for such purpose, the Lender shall have earned a CLOSING FEE (so referred to herein) of $18,750.00, which fee shall be paid with the proceeds of the first advance made under the Revolving Credit.

                  (b) As additional compensation for the Lender's commitment included herein to make loans and advances hereunder and as compensation for the Lender's maintenance of sufficient funds available for such purpose, the Principal Borrowers shall pay to Lender on the first (1st) Business Day of each fiscal quarter of the Agent Borrower for the prior fiscal quarter commencing April 1,

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1998, a nonrefundable fee of three eighths percent (.375%) per annum
(hereinafter, the "Unused Line Fee") of the amount, if any, by which the average daily Commitment for the quarterly period (or, in the case of the first such payment, the period from the closing date such payment is due, and in the case of the last such payment, the period from the last date such payment was due to the Termination Date) then existing exceeds the average daily outstanding principal balances of the aggregate of the Loan Account plus the Stated Amount of L/C's over the quarterly period then ending.

                  (c) The Principal Borrowers shall not be entitled to any credit, rebate or repayment of any Closing Fee or Unused Line Fee previously earned by the Lender pursuant to this Section notwithstanding any termination of the within Agreement or suspension or termination of the Lender's obligation to make loans and advances hereunder.

         2-9.     LENDER'S DISCRETION. Each reference in the Loan Documents to the Lender's exercise of discretion or the like shall be to the Lender's exercise of its judgment, in good faith (which shall be presumed).

         2-10.    FEES FOR L/C'S. (a) Prior to the issuance of any L/C, the
Principal Borrowers shall pay to the Lender a fee on account of such L/C based upon the Lender's then current fee schedule for like L/C's.

                  (b) In addition to the fee to be paid as provided in Subsection (a), above, the Principal Borrowers shall pay to the Lender, on demand, all issuance, processing, negotiation, amendment, and administrative fees and other amounts on account of, or in respect to, each L/C, customarily charged by the Lender.

         2-11.    CONCERNING L/C'S. (a) No L/C shall have an expiry which is later than the Termination Date, without the prior written consent of the Lender.

                  (b) None of the Lender, the Lender's correspondents, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:

                           (i) the performance by any beneficiary under any L/C of that beneficiary's obligations to any Principal Borrower; or

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                           (ii)     the form, sufficiency, correctness,
         genuineness, authority of any person signing; falsification; or the legal effect of; any documents called for under any L/C if (with respect to the foregoing) such documents on their face and in Lender's good faith and reasonable belief appear to be in order.

                  (c) The Lender may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued and in Lender's good faith, reasonable belief by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents.

                  (d) Unless otherwise agreed to, in the particular instance, each of the Principal Borrowers hereby authorize any Lender to (i) select an advising bank, if any; (ii) select a paying bank, if any; and (iii) select a negotiating bank.

                  (e) All directions, correspondence, and funds transfers relating to any L/C are at the risk of the Principal Borrowers. The Lender shall have discharged the Lender's obligations under any L/C which, or the drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). The Lender shall not have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation, except due to its own gross negligence or willful misconduct.

                  (f) The Lender's rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.

                  (g) Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Lender and any of the Principal Borrowers, the L/C will be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 500, and any subsequent revisions thereof.

                  (h) If after the date hereof any change in any law, executive order or regulation, or any directive of any administrative or governmental authority (whether or not having the force of

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law), or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, shall either:

                           (i) impose, modify or deem applicable any reserve, special deposit or similar requirements against letters of credit heretofore or hereafter issued by the Lender or with respect to which the Lender has an obligation to lend to fund drawings under any L/C; or

                           (ii) impose on the Lender any other condition or requirements relating to any such letters of credit;

and the result of any event referred to in Subsection (i) or (ii), above, shall be to increase the cost to the Lender of issuing or maintaining any L/C (which increase in cost shall be the result of the Lender's reasonable allocation among the Lender's letter of credit customers of the aggregate of such cost increases resulting from such events), then, upon demand by the Lender and delivery by the Lender to a Principal Borrower of a certificate of an officer of the subject Lender describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on the Lender, and the basis for determining such increased costs and their allocation, the Principal Borrowers shall immediately pay to the Lender, from time to time as specified by the Lender, such amounts as shall be sufficient to compensate such Lender for such increased cost. Any determination by the Lender of costs incurred under Subsection (i) or
(ii) above, and the allocation, if any, of such costs among the Principal Borrowers and other letter of credit customers of the Lender, if done in good faith and made on an equitable basis and in accordance with the officer's certificate, shall be conclusive and binding on the Principal Borrowers subject to manifest error.

                  (i) The obligations of the Principal Borrowers under the within Agreement with respect to L/C's are absolute, unconditional, and irrevocable and shall be performed in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:

                           (i) Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of the within Agreement, any L/C, or any other agreement or instrument relating thereto.

                           (ii) Any amendment or waiver of, or consent to the departure from, any L/C.

                           (iii) The existence of any claim, set-off, defense, or other right which the Borrower may have at any time against the beneficiary of any L/C.

                           (iv) Any honoring of a drawing under any L/C, which drawing possibly could have been dishonored based upon a strict construction of the terms of the L/C.

         2-12.    CHARGING OF THE PRINCIPAL BORROWERS' ACCOUNTS. In addition to the Lender's rights set forth in Section 2-4, above, and the Lender's right of set off set forth in Section 14-14, below, each Principal Borrower authorizes the Lender, after notice (except after Event of Default when no such notice is required), to charge any account which any Principal Borrower maintains with the Lender for any payments due from the Principal Borrowers to the Lender on account of the Obligations.

         2-13. ADDITIONAL COSTS, ETC. If any change after the date hereof of any present or adoption of any future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to the Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject the Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, or the Loans (other than taxes based upon or measured by the income or profits of the Lender), or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to the Lender of the principal of or the interest on any Loans or any other amounts payable to the Lender under this Agreement or the other Loan Documents, or

                  (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of the Lender, or

                  (d) impose on the Lender any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loan, or any class of loans or commitments of which any Loan forms a part;

and the result of any of the foregoing is

                  (i) to increase the cost to the Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans, or

                  (ii) to reduce the amount of principal, interest or other amount payable to the Lender hereunder on account of any of the Loans, or

                  (iii) to require the Lender to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by the Lender from the Principal Borrowers hereunder, then, and in each such case, the Principal Borrowers will, upon demand made by the Lender at any time and from time to time and as often as the occasion therefor may arise, pay to the Lender such additional amounts as will be sufficient to compensate the Lender for such additional cost, reduction, payment or foregone interest or other sum incurred by Lender with respect to this Agreement.

         2-14.    CAPITAL ADEQUACY. If the Lender shall have determined that the adoption after the date hereof of any applicable law, rule, regulation, guideline, directive or request (whether or not having force of law) regarding capital requirements, or the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any of the foregoing imposes or increases a requirement by the Lender to allocate capital resources to the Loans made, or to be made, hereunder, which has or would have the effect of reducing the return on the Lender's capital to a level below that which the Lender could have achieved (taking into consideration the Lender's then existing policies with respect to capital adequacy and assuming full utilization of the Lender's capital) but for such adoption, change or compliance, by any amount deemed by the Lender to be material: (i) the Lender shall promptly after its determination of such occurrence give notice thereof to the Agent Borrower; and (ii) the Principal Borrowers shall pay to the Lender as an additional fee from time-to-time on demand such amount as the Lender certifies to be the amount that will compensate it for such reduction absent manifest error. In determining such amounts, the Lender may use any reasonable averaging and attribution methods.

ARTICLE 3 - GRANT OF SECURITY INTEREST

         3-1.     GRANT OF SECURITY INTEREST. To secure the respective prompt, punctual, and faithful performance of all and each of the Obligations of each Principal Borrower, each Principal Borrower hereby grants to the Lender a continuing security interest in and to, and assigns to the Lender, the following, and each item thereof, whether now owned or now due, or in which that Principal Borrower has an interest, or hereafter acquired, arising, or to become due, or in which that Principal Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Lender may in the future be granted a security interest, is referred to herein as the "COLLATERAL"):

                  (a)      All Accounts and Accounts Receivable.

                  (b)      All Inventory.

                  (c)      All General Intangibles.

                  (d)      All Equipment.

                  (e)      All Goods.

                  (f)      All Fixtures.

                  (g)      All Chattel Paper.

                  (h) All books, records, and information relating to the Collateral and/or to the operation of each of the Principal Borrowers' business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.

                  (i) All Instruments, Documents of Title, Documents, policies and certificates of insurance, Securities, deposits, deposit accounts, impressed accounts, compensating balances, money, cash, or other property;

                  (j) All federal, state, and local tax refunds and/or abatements to which any of the Principal Borrowers are, or become entitled, no matter how or when arising, including, but not limited to any loss carryback tax refunds;

                  (k) All trade secrets, computer programs, customer lists, assignments of patents and patents pending, developmental ideas and concepts, and all papers, drawings, blueprints, sketches, and documents relating to all of the foregoing and/or relating to the operation of any of the Principal Borrowers' business and/or the Collateral;

                  (l) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing or otherwise.

                  (m) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing including the right of stoppage in transit.

         3-2.     EXTENT AND DURATION OF SECURITY INTEREST. The within grant of a security interest is in addition to, and supplemental of, any security interest granted by the Principal Borrowers to the Lender and shall continue in full force and effect applicable to all Obligations until all Obligations have been paid and/or satisfied in full.

ARTICLE 4 - DEFINITIONS.

         As herein used, the following terms have the following meanings or are defined in the section of the within Agreement so indicated:

         "ACCEPTABLE ACCOUNTS": (a) Such of the Principal Borrowers' Accounts and Accounts Receivable (as defined below) as arise in the ordinary course of the Principal Borrowers' business for goods sold and/or services rendered by the Principal Borrowers, which Accounts and Accounts Receivable have been determined by the Lender to be satisfactory and have been earned by performance and are owed to a Principal Borrower by such of the Principal Borrowers' trade customers as the Lender determines to be satisfactory, in the Lender's reasonable discretion in each instance, and are subject to a perfected security interest in favor of the Lender which is prior and superior to all security interests, claims and Encumbrances.

                           (b) The following is a partial listing of those types
                  of accounts or accounts receivable which are not Acceptable
                  Accounts:

                  (i) Any which is more than ninety (90) days old as shown on the agings of the Principal Borrowers' accounts receivable furnished the Lender from time to time (each of which agings shall be prepared in accordance with generally accepted auditing standards).

                  (ii) Any which is owed by any Account Debtor (as defined herein) liable on any account described in Subsection (b)(i), above unless the Lender is furnished with satisfactory evidence evidencing the creditworthiness of the Account Debtor and the collectibility of such Account (the Lender will not require the Principal Borrowers to provide the Lender with a specific itemization to address this subsection).

                  (iii) Any which, when aggregated with all of the accounts of that Account Debtor, exceeds twenty (20%) percent of the then aggregate of Acceptable Accounts.

                  (iv) Any which arises out of the sale by a Principal Borrower of goods consigned or delivered to the Principal Borrower or to the Account Debtor on sale or return terms (whether or not compliance has been made with Section 2-326 of the Uniform Commercial Code).

                  (v) Any which arises out of any sale made on a basis other than upon terms usual to that Principal Borrower and its customers.

                  (vi) Any which arises out of any sale made on a "bill and hold," dating, or delayed shipping basis.

                  (vii) Any which is owed by any Account Debtor whose principal place of business is not within the continental United States or the District of Columbia.

                  (viii)   Any which is owed by any Related Entity.

                  (ix) Any as to which the Account Debtor holds or is entitled to any claim, counterclaim, set off, or chargeback (but only to the extent of such claim, counterclaim, setoff or chargeback).

                  (x)      Any which is evidenced by a promissory note.

                  (xi) Any which is owed by any person employed by, or a salesperson of, the Borrower.

                  (xii)    Any which is unbilled.

                  (xiii) Any which the Lender in its reasonable discretion considers unacceptable and so notifies the Agent Borrower.

         "ACCEPTABLE INVENTORY": such of the Principal Borrowers' Inventory, at such locations, and of such types, character, qualities and quantities, (net of inventory reserves) as the Lender in its reasonable discretion from time to time determines to be acceptable for borrowing, as to which Inventory, the Lender has a perfected security interest which is prior and superior to all security interests, claims, and Encumbrances.

         "ACCOUNTS" and "ACCOUNTS RECEIVABLE" include, without limitation, "accounts" as defined in the UCC, and also all: accounts, accounts receivable, credit card receivables, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all "contract rights" as formerly defined in the UCC; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

         "ACCOUNT DEBTOR": has the meaning given that term in the UCC.

         "AFFILIATE": means, with respect to any two Persons, a relationship in which (a) one holds, directly or indirectly, not less than Twenty Five Percent (25%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or (b) one has, directly or indirectly, Control of the other; or (c) not less than Twenty Five Percent (25%) of their respective ownership is directly or indirectly held by the same third Person.

         "AVAILABILITY": is defined in Section 2-1(b).

         "BANKRUPTCY CODE": Title 11, U.S.C., as amended from time to time.

         "BORROWING BASE CERTIFICATE": See Section 9-3.

         "BUSINESS DAY": any day other than (a) a Saturday, Sunday; (b) a day on which the Lender is not open to the general public to conduct business; or (c) a day on which banks in Woburn, Massachusetts generally are not open to the general public for the purpose of conducting commercial banking business.

         "CAPITAL LEASE": any lease which may be capitalized in accordance with GAAP.

         "CHATTEL PAPER": has the meaning given that term in the UCC.

         "CLOSING FEE": is defined in Section 2-8(a).

         "COLLATERAL": is defined in Section 3-1.

         "CONTROL": Person(s) shall be deemed to Control another Person if such Person(s) directly or indirectly possess the power to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract, or otherwise.

         "COSTS OF COLLECTION" includes, without limitation, all attorneys' reasonable fees and reasonable out-of-pocket expenses incurred by the Lender's attorneys, and all reasonable costs incurred by the Lender in the administration of the Obligations and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of the Lender, which costs and expenses are directly or indirectly related to or in respect of the Lender's: administration and management of the Obligations; negotiation, documentation, and amendment of any Loan Document; or reasonable efforts to preserve, protect, collect, or enforce the Collateral, the Obligations, and/or the Lender's Rights and Remedies and/or any of the Lender's rights and remedies against or in respect of any guarantor or other person liable in respect of the Obligations (whether or not suit is instituted in connection with such efforts). The Costs of Collection are Obligations, and at the Lender's option may bear interest at the highest rate which the Lender may charge any Principal Borrower hereunder as if such had been lent, advanced, and credited by the Lender to, or for the benefit of, any Principal Borrower.

         "DEBT SERVICE": shall mean, for any period of testing, the aggregate of all interest and principal payments required to be made.

         "DOCUMENTS": has the meaning given that term in the UCC.

         "DOCUMENTS OF TITLE": has the meaning given that term in the UCC.

         "DOMESTIC RATE LOAN": is defined in Exhibit 2-7.

         "EBITDA": earnings from continuing operations, before interest, taxes, depreciation, and amortization, each as determined in accordance with GAAP.

         "EMPLOYEE BENEFIT PLAN": as defined in ERISA.

         "ENCUMBRANCE": each of the following:

                           (a) security interest, mortgage, pledge,
                  hypothecation, lien, attachment, or charge of any kind (including any agreement to give any of the foregoing); the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person or which constitutes an interest in property to secure an obligation; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.

                           (b) The filing of any financing statement under the
                  UCC or comparable law of any jurisdiction.

         "ENVIRONMENTAL LAWS": (a) any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements which regulates or relates to, or imposes any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as is now or hereafter in effect; and (b) the common law relating to damage to Persons or property from Hazardous Materials.

         "EQUIPMENT" includes, without limitation, "equipment" as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Borrower's business, and any and all accessions, additions thereto, and substitutions therefor.

         "ERISA": the Employee Retirement Security Act of 1974, as amended.

         "ERISA AFFILIATE": any Person which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

         "EVENTS OF DEFAULT": is defined in Article 10.

         "FIXTURES": has the meaning given that term in the UCC.

         "FUNDED DEBT: means all interest bearing Indebtedness of any Person.

         "GAAP": principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made.

         "GENERAL INTANGIBLES" includes, without limitation, "general intangibles" as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to any Principal Borrower; credit memoranda in favor of any Principal Borrower; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of any Principal Borrower to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all good will relating thereto; applications for registration of the foregoing; and all other general intangible property of any Principal Borrower in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by any Principal Borrower or credit extended or services performed, by any Principal Borrower, whether intended for an individual customer or the general business of any Principal Borrower, or used or useful in connection with research by any Principal Borrower.

         "GOODS": has the meaning given that term in the UCC.

         "GUARANTY": shall mean any instrument of guaranty executed by a Guarantor.

         "GUARANTORS" shall mean, individually and collectively, PolyMedica
                  Corporation, Liberty Medical Supply, Inc., PolyMedica Healthcare, Inc., PolyMedica Securities, Inc.

         "HAZARDOUS MATERIALS:" any (a) hazardous materials, hazardous waste, hazardous or toxic substances, petroleum products, which (as to any of the foregoing) are defined or regulated as a hazardous material in or under any Environmental Law and (b) oil in any physical state.

         "INDEBTEDNESS": all indebtedness and obligations of or assumed by any
                  Person: (i) in respect of money borrowed (including any indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) or evidenced by a promissory note, bond, debenture or other written obligation to pay money; (ii) for the payment, deferred for more than thirty (30) days, of the purchase price of goods or services (other than current trade liabilities of such Person incurred in the ordinary course of business and payable in accordance with customary practices);
                  (iii) in connection with any letter of credit or acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated); (iv) in connection with the sale or discount of accounts receivable or chattel paper; (v) on account of deposits or advances; and (vi) as lessee under Capital Leases. "Indebtedness" of any Person shall also include: (x) Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (y) Any guaranty, endorsement, suretyship or other undertaking pursuant to which that Person may be liable on account of any obligation of any third party; and (z) the Indebtedness of a partnership or joint venture in which such Person is a general partner or joint venturer.

         "INDEMNIFIED PERSON": is defined in Section 14-11.

         "INSTRUMENTS": has the meaning given that term in the UCC.

         "INVENTORY" includes, without limitation, "inventory" as defined in the UCC and also all: packaging, advertising, and shipping materials related to any of the foregoing, and all names or marks affixed or to be affixed thereto for identifying or selling the same; Goods held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by any Principal Borrower, or used or consumed or to be used or consumed in any Principal Borrowers' business; Goods of said description in transit: returned, repossessed and rejected Goods of said description; and all documents (whether or not negotiable) which represent any of the foregoing.

         "L/C": any letter of credit, the issuance of which is procured by the Lender for the account of any Principal Borrower and any acceptance made on account of such letter of credit.

         "LEASE": any lease or other agreement, no matter how styled or structured, pursuant to which any Principal Borrower is entitled to the use or occupancy of any space.

         "LENDER": is defined in Preamble.

         "LENDER'S RIGHTS AND REMEDIES": is defined in Section 11-6.

         "LIBOR RATE LOAN": is defined in Exhibit 2-7.

         "LOAN ACCOUNT": is defined in Section 2-4.

         "LOAN DOCUMENTS": the within Agreement, each instrument and document executed and/or delivered as contemplated by Article 5, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby, as each may be amended from time to time.

         "MASTER NOTE": is defined in Section 2-6.

         "MAXIMUM LOAN EXPOSURE": the lesser, on any day, of the following, in each instance determined net of the unpaid principal balance of the Loan Account on that day: (a) the amount determined in accordance with Section 2-1(b)(i) or
(b) the amount determined in accordance with Section 2-1(b)(ii), above.

         "OBLIGATIONS": any amounts owed by any Principal Borrower under or pursuant to any Loan Document.

         "OPERATING CASH FLOW": means, for any fiscal period, an amount equal to the sum of (a) EBITDA, MINUS (b) (i) cash income taxes, (ii) capital expenditures, and (iii) capitalized direct response advertising expenditures.

         "PERSON": any natural person, and any corporation, trust, partnership, joint venture, or other enterprise or entity.

         "PROCEEDS": include, without limitation, "Proceeds" as defined in the UCC (defined below), and each type of property described in Sections 3-1, above.

         "RECEIVABLES COLLATERAL": refers to that portion of the Collateral which consists of any Principal Borrower's Accounts, Accounts Receivable, contract rights, General Intangibles, Chattel Paper, Instruments, Documents of Title, Documents, Securities, letters of credit for the benefit of any Principal Borrower, and bankers' acceptances held by any Principal Borrower, and any rights to payment.

         "RELATED ENTITY": refers to any corporation, trust, partnership, joint venture, or other enterprise which: is a parent, brother-sister, subsidiary, or affiliate, of any Principal Borrower; could have such enterprise's tax returns or financial statements consolidated with any Principal Borrowers'; could be a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which any Principal Borrower is a member; Controls or is Controlled by any Principal Borrower.

         "REQUIREMENT OF LAW": as to any Person: (a)(i) all statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, arbitrator's decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, panel, or other body which has or claims jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible; (b) that Person's charter, certificate of incorporation, articles of organization, and/or other organizational documents, as applicable; and (c) that Person's by-laws and/or other instruments which deal with corporate or similar governance, as applicable.

         "REVOLVING CREDIT": is defined in Section 2-1.

         "SECURITIES": has the meaning given that term in the UCC.

         "STATED AMOUNT": the maximum undrawn amount for which an L/C may be honored.

         "SUSPENSION EVENT": any occurrence, circumstance, or state of facts which is continuing and (a) is an Event of Default; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not absolutely cured within any applicable grace period.

         "TERMINATION DATE": The earliest of (a) February 28, 2001 or (b) the occurrence of any Event of Default.

         "TOTAL DEBT SERVICE": means, for any period of testing, the aggregate of (a) interest expense plus (b) any payments of long term Indebtedness paid or scheduled to be paid during the testing period, as determined in accordance with GAAP.

         "UCC": the Uniform Commercial Code as presently in effect in Massachusetts (Mass. Gen. Laws, Ch. 106).

         "UNUSED LINE FEE": is defined in Section 2-8(b).

ARTICLE 5 - CONDITIONS PRECEDENT.

         Precedent to the effectiveness of this Agreement, the establishment of the financing arrangements contemplated hereby, and the making of the first loan under the Revolving Credit, the documents respectively described in Sections 5-1 through and including 5-7, each in form and substance reasonably satisfactory to the Lender shall have been delivered to the Lender, and the conditions respectively described in Sections 5-8 through and including 5-10, shall have been satisfied:

         5-1.     CORPORATE DUE DILIGENCE. (a) A Certificate of corporate good standing issued by the Secretary(s) of State at each State of incorporation with respect to each of the Principal Borrowers.

                  (b) Certificates of due qualification and good standing, issued by the Secretary(s) of State of each State in which the nature of each Principal Borrowers' business conducted or assets owned could require such qualification.

                  (c) Certificate of each of the Principal Borrowers' Secretary of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

         5-2.     OPINION. An opinion of counsel to each of  the Principal
Borrowers in form and substance satisfactory to the Lender.

         5-3.     LANDLORD'S WAIVERS. Waivers (each in form reasonably
satisfactory to the Lender) by each of the Principal Borrowers' landlords, unless otherwise consented to by the Lender in writing.

         5-4.     GUARANTIES. Instruments of Unconditional Guaranty executed by each of the Guarantors.

         5-5.     ADDITIONAL DOCUMENTS. Such additional instruments and
documents as the Lender or its counsel reasonably may require or request.

         5-6.     OFFICER'S CERTIFICATES. Certificates executed by the
Presidents and the Treasurers of the Principal Borrowers and stating that the representations and warranties made by the Principal Borrowers to the Lender in the Loan Documents are true and complete as of the date of such Certificate, and that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default.

         5-7.     COMPLIANCE CERTIFICATE. A Compliance Certificate in form and substance satisfactory to the Lender.

         5-8.     REPRESENTATIONS AND WARRANTIES. Each of the representations made by or on behalf of the Principal Borrowers in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by any or on behalf of each of the Principal Borrowers shall be true and complete as of the date as of which such representation or warranty was made.

         5-9.     NO EVENT OF DEFAULT. No event shall have occurred, or failed to occur, which occurrence or which failure constitutes, or which, solely with the passage of time or the giving of notice (or both) could constitute, an Event of Default.

         5-10.    NO ADVERSE CHANGE. No event shall have occurred or failed to occur, which occurrence or failure is or could have a materially adverse effect upon any of the Principal Borrowers' financial condition, operating results, or cash flows from the Principal Borrowers' financial condition set forth in the most recent financial statements delivered to the Lender.

ARTICLE 6 - GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS
 .

         To induce the Lender to establish the loan arrangement contemplated herein and to make loans and advances and to provide financial accommodations under the Revolving Credit (each of which loans shall be deemed to have been made in reliance thereupon ) the Principal Borrowers, in addition to all other representations, warranties, and covenants made by the Principal Borrowers in any other Loan Document, make those representations, warranties, and covenants included in the within Agreement.

         6-1.     PAYMENT AND PERFORMANCE OF OBLIGATIONS. The Principal
Borrowers shall pay each Obligation when due (or when demanded if payable on demand) and shall promptly, punctually, and faithfully perform each other Obligation.

         6-2.     DUE ORGANIZATION - CORPORATE AUTHORIZATION - NO CONFLICTS. (a)
Each Principal Borrower presently is and shall hereafter remain in good standing in their respective state of incorporation and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of the Principal Borrowers' assets or operation of the Principal Borrowers' business, such qualification may be necessary.

                  (b) Each Related Entity is listed on EXHIBIT 6-2, annexed hereto. Each Related Entity is and shall hereafter remain in good standing in the State in which incorporated and is and shall hereafter remain duly qualified in which other State in which, by reason of that entity's assets or the operation of such entity's business, such qualification may be necessary. The Agent Borrower shall provide the Lender with prior written notice of any entity's becoming or ceasing to be a Related Entity.

                  (c) The Principal Borrowers have all requisite corporate power and authority to execute and deliver to the Lender each of the Loan Documents to which the Principal Borrowers are a party and have and will hereafter retain all requisite corporate power to perform all and singular the Obligations.

                  (d) The execution and delivery by the Principal Borrowers of each Loan Document to which they are a party; the Principal Borrowers' consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of security and mortgage interests by the Principal Borrowers as contemplated hereby) ; and the Principal Borrowers' performance under those of the Loan Documents to which it is a party; the borrowings hereunder; and the use of the proceeds thereof:

                           (i) Have been duly authorized by all necessary corporate action.

                           (ii) Do not, and will not, contravene in any material respect any provision of any Requirement of Law or obligation of any Principal Borrower.

                           (iii)    Will not result in the creation or
         imposition of, or the obligation to create or impose, any Encumbrance upon any assets of any Principal Borrower pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents.

                  (e) The Loan Documents have been duly executed and delivered by the Principal Borrowers and are the legal, valid and binding obligations of each Principal Borrower, enforceable against each Principal Borrower in accordance with their respective terms.

         6-3.     MAINTAIN ACCOUNTS. To permit the Lender to monitor the
Principal Borrowers' financial performance and condition, the Principal Borrowers shall maintain depository accounts with the Lender.

         6-4.     TRADE NAMES. (a) EXHIBIT 6-4, annexed hereto, is a listing of:

                  (i) All names under which the Principal Borrowers ever conducted business.

                  (ii) All entities and/or persons with whom the Principal Borrowers ever consolidated or merged, or from whom the Principal Borrowers ever acquired in a single transaction or in a series of related transactions substantially all of such entity's or person's assets.

                  (b) Except (i) upon not less than twenty-one (21) days prior written notice given the Lender, and (ii) in compliance with all other provisions of the within Agreement, the Principal Borrowers will not undertake or commit to undertake any action such that the results of that action, if undertaken prior to the date of this Agreement, would have been reflected on
EXHIBIT 6-4.

                  (c) To the best of their knowledge, the conduct by the Principal Borrowers of the Principal Borrowers' business does not infringe on the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person.

                  (d) The Principal Borrowers own and possess, or have the right to use all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for the Principal Borrowers' conduct of the Principal Borrowers' business as is of the date hereof.

         6-5.     LOCATIONS. The Collateral, and the books, records, and papers of each Principal Borrower pertaining thereto, are kept and maintained solely at the chief executive offices of the

Principal Borrowers stated in the Preamble of this Agreement, and at those locations which are listed on EXHIBIT 6-5, annexed hereto, which EXHIBIT includes the names and addresses of each of the Principal Borrowers' landlords. Except (i) to accomplish sales of Inventory in the ordinary course of business or (ii) to utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles), the Principal Borrowers shall not remove any Collateral from said chief executive offices or those locations listed on EXHIBIT 6-5.

         6-6.     TITLE TO ASSETS. Each Principal Borrower is, and shall
hereafter remain, the owner of the all of its present and future assets free and clear of all Encumbrances except for the following:

                           (a)      The security interest created herein.

                           (b)      Those Encumbrances (if any) listed on
EXHIBIT 6-6, annexed hereto.

                           (c)      Purchase money security interests in
Equipment to secure Indebtedness otherwise permitted hereby.

         No Principal Borrower has and shall not have possession of any property on consignment to that Principal Borrower.

         6-7.     INDEBTEDNESS. No Principal Borrower has and shall not
hereafter have any Indebtedness with the exceptions of:

                  (a)      Any Indebtedness to the Lender.

                  (b) The Indebtedness (if any) listed on EXHIBIT 6-7, annexed hereto.

                  (c) Ordinary trade indebtedness incurred in the normal course of that Principal Borrower's business.

                  (d) Indebtedness otherwise associated with the acquisition of Equipment.

                  (e) Other Indebtedness not to exceed $500,000.00 in the aggregate outstanding at any one time.

         6-8.     INSURANCE POLICIES. (a) EXHIBIT 6-8, annexed hereto, is a
schedule of all insurance policies owned by the Principal Borrowers or under which the Principal Borrowers are the named insured. Each of such policies is in full force and effect. Neither the issuer of any such policy nor any Principal Borrower is in default or violation of any such policy.

                  (b) Each Principal Borrower shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as may be satisfactory to the Lender. All insurance carried by the Principal Borrowers shall provide for a minimum of thirty (30) days' written notice of cancellation to the Lender and all such insurance which covers the Collateral shall include an endorsement in favor of the Lender, which endorsement shall include a standard "New York" lender's loss payable endorsement. In the event of the failure by any Principal Borrower to maintain insurance as required herein, the Lender, at its option, may obtain such insurance, provided, however, the Lender's obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by that Principal Borrower's failure to have maintained such insurance. Each Principal Borrower shall furnish to the Lender certificates or other evidence satisfactory to the Lender regarding compliance by Principal Borrower with the foregoing insurance provisions.

                  (c) The Agent Borrower shall advise the Lender of each claim made by any Principal Borrower under any policy of insurance in excess of $100,000.00 which covers the Collateral and will permit the Lender, at the Lender's option in each instance, to the exclusion of the Principal Borrower, to conduct the adjustment of each such claim (and of all claims following the occurrence of any Suspension Event). Each Principal Borrower hereby appoints the Lender as that Principal Borrower's attorney in fact to obtain, adjust, settle, and cancel any insurance described in this subsection and to endorse in favor of the Lender any and all drafts and other instruments with respect to such insurance. The within appointment, being coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Lender. The Lender shall not be liable on account of any exercise pursuant to said power except for any exercise in actual willful misconduct and bad faith. The Lender may apply any proceeds of such insurance against the Obligations, whether or not such have matured, in such order of application as the Lender may determine.

         6-9.     LICENSES. EXHIBIT 6-9, annexed hereto, is a schedule of all material license agreements issued to, or to which any Principal Borrower is a party. Each of such agreements is in full force and effect. No Principal Borrower, and to the knowledge of the Principal Borrowers, no other party to any such agreement, is in default or violation of any such agreement and no Borrower has received any notice or threat of cancellation of any such agreement.

         6-10.    LEASES. EXHIBIT 6-10, annexed hereto, is a schedule of all presently effective Leases and Capital Leases. Each of such Leases and Capital Leases is in full force and effect. No Principal Borrower, and to the knowledge of the Principal Borrowers, no other party to any such Lease, or Capital Lease, is in default or violation of any such Lease or Capital Lease and no Principal Borrower has received any notice or threat of cancellation of any such Lease or Capital Lease. The Principal Borrowers hereby authorize upon prior written notice for the Lender at any time and from time to time to contact any of the Principal Borrowers' landlords in order to confirm the Principal Borrowers' continued compliance with the terms and conditions of the Lease(s) between any Principal Borrower and that landlord and to discuss such issues, concerning the Borrower's occupancy under such Lease(s), as the Lender may reasonably determine.

         6-11. REQUIREMENTS OF LAW. Each Principal Borrower is in compliance with, and shall hereafter comply with and use its assets in material compliance with, all Requirements of Law. No Principal Borrower has received any notice of any violation of any Requirement of Law (whether or not such violation is material), which violation has not been cured or otherwise remedied.

         6-12.    MAINTAIN PROPERTIES. Each Principal Borrower shall:

         (a) Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted).

         (b) Not suffer or cause the waste or destruction of any material part of the Collateral.

         (c) Not use any of the Collateral in violation of any policy of insurance thereon.

         (d) Not sell, lease, or otherwise dispose of any of the Collateral, other than the following:

                  (i)      In the ordinary course of business.

                  (ii) The disposal of Equipment which is obsolete, worn out, or damaged beyond repair.

         6-13.    PAY TAXES. (a)(i) The federal income tax returns of each
Principal Borrower have been filed with the Internal Revenue Service (or closed by applicable statutes) for all fiscal years through and including each Principal Borrower's taxable year 1996 and no Principal Borrower has received notice of any deficiencies, assessments, and other amounts due. No agreement is extant which waives or extends any statute of limitations applicable to the right of the Internal Revenue Service to assert a deficiency or make any other claim for or in respect to federal income taxes. No issue has been raised in any such examination which, by application of similar principles, reasonably could be expected to result in the assertion of a deficiency for any fiscal year open for examination, assessment, or claim by the Internal Revenue Service.

                           (ii)     All returns of each Principal Borrower for
state and local income, excise, sales, and other taxes have been filed for all fiscal years through and including each Principal Borrower's taxable year 1996 and any deficiencies, assessments, and other amounts asserted in connection with any examinations have been fully paid or settled. No agreement is extant which waives or extends any statute of limitations applicable to the right of any state taxing authority to assert a deficiency or make any other claim for or in respect to any such state taxes. No issue has been raised in any such examination which, by application of similar principles, reasonably could be expected to result in the assertion of a deficiency for any fiscal year open for examination, assessment, or claim by any state or local taxing authority.

                           (iii)    There are no examinations of or with respect
to any Principal Borrower presently being conducted by the Internal Revenue Service or any state taxing authority.

                  (b) Each Principal Borrower has, and hereafter shall: pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against any Principal Borrower or the Collateral by any person or entity whose claim would result in an Encumbrance upon any asset of any Principal Borrower or by any governmental authority, unless being contested in good faith by that Principal Borrower and adequate reserves having been made therefor; properly exercise any trust responsibilities imposed upon each

Principal Borrower by reason of withholding from employees' pay; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by any Principal Borrower; and timely file all tax and other returns and other reports with each governmental authority to whom each Principal Borrower is obligated to so file.

                  (c) At its option, the Lender may, after the occurrence of and during continuance of an Event of Default, but shall not be obligated to, pay any taxes, unemployment contributions, and any and all other charges levied or assessed upon any Principal Borrower or the Collateral by any person or entity or governmental authority, and make any contributions or other payments on account of any Principal Borrower's Employee Benefit Plan as the Lender, in the Lender's discretion, may deem necessary or desirable, to protect, maintain, preserve, collect, or realize upon any or all of the Collateral or the value thereof or any right or remedy pertaining thereto, provided, however, the Lender's making of any such payment shall not constitute a cure or waiver of any Event of Default occasioned by any Principal Borrower's failure to have made such payment.

         6-14.    NO MARGIN STOCK. No Principal Borrower is engaged in the
business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations G, U, T, and X. of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing from the Lender will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

         6-15.    ERISA. Neither any Principal Borrower nor to the best of its knowledge any ERISA Affiliate ever has or hereafter shall have any of the following occur which would have a material adverse effect on the assets or financial conditions of the Principal Borrowers:

                  (a) Violate or fail to be in full compliance with the Borrower's Employee Benefit Plan.

                  (b) Fail timely to file all reports and filings required by ERISA to be filed by the Borrower.

                  (c) Engage in any "prohibited transactions" or "reportable events" (respectively as described in ERISA).

                  (d) Engage in, or commit, any act such that a tax or penalty could be imposed upon the Borrower on account thereof pursuant to ERISA.

                  (e) Accumulate any material funding deficiency within the meaning of ERISA.

                  (f) Terminate any Employee Benefit Plan such that a lien could be asserted against any assets of any Principal Borrower on account thereof pursuant to ERISA.

                  (g) Be a member of, contribute to, or have any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a) of ERISA.

         6-16.    HAZARDOUS MATERIALS. (a) No Principal Borrower has ever:
(i) been determined by a court to be legally responsible for any release or threat of release of any Hazardous Material or (ii) received notification of any release or threat of release of any Hazardous Material from any site or vessel occupied or operated by any Principal Borrower and/or of the incurrence of any expense or loss in connection with the assessment, containment, or removal of any release or threat of release of any Hazardous Material from any such site or vessel.

                  (b) Each Principal Borrower shall: (i) dispose of any Hazardous Material only in compliance with all Environmental Laws and (ii) not store on any site or vessel occupied or operated by any Principal Borrower and not transport or arrange for the transport of any Hazardous Material, except if such storage or transport is in the ordinary course of the Borrower's business and is in compliance with all Environmental Laws.

                  (c) Each Principal Borrower shall provide the Lender with written notice upon any Principal Borrower's obtaining knowledge of any incurrence of any material expense or loss by any governmental authority or other Person in connection with the assessment, containment, or removal of any Hazardous Material, for which expense or loss any Principal Borrower may be liable.

         6-17.    LITIGATION. There is not presently pending or threatened by or against any Principal Borrower any suit, action, proceeding, or investigation which, if determined adversely to any

Principal Borrower, would have a material adverse effect upon the financial condition or ability to conduct its business of any Principal Borrower party thereto, as such business is presently conducted.

         6-18.    DIVIDENDS OR INVESTMENTS. No Principal Borrower shall without consent of Lender, which consent shall not be unreasonably withheld

                  (a) Pay any cash dividend or make any cash other distribution in respect of any class of that Principal Borrower's capital stock without the prior written consent of the Lender.

                  (b) Own, redeem, retire, purchase, or acquire any of that Principal Borrower's capital stock.

                  (c) Invest in or purchase any stock or securities or rights to purchase any such stock or securities, of any corporation or other entity.

                  (d) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity.

                  (e) Consolidate any of that Principal Borrower's operations with those of any other corporation or other entity except any Affiliate, provided such surviving entity shall be liable under the Loan Documents as a Principal Borrower and shall execute all documents as the Lender may reasonably require to confirm same.

                  (f) Organize or create any Related Entity which will not be obligated hereunder.

                  (g) Subordinate any debts or obligations owed to that Principal Borrower by any third party to any other debts owed by such third party to any other Person.

         6-19.    LOANS. No Principal Borrower shall make any loans or advances to, nor acquire the Indebtedness of, any Person, provided, however, the foregoing does not prohibit any of the following:

                  (a) Advance payments made to that Principal Borrower's suppliers in the ordinary course.

                  (b) Advances to that Principal Borrower's officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of that Principal Borrower, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by that Principal Borrower.

                  (c) Loans to any other Principal Borrower with the prior written consent of the Lender or which may be otherwise permitted under
         Section 6-22.

         6-20.    PROTECTION OF ASSETS. The Lender, at the Lender's discretion, and from time to time, may discharge any tax or Encumbrance on any of the Collateral, or take any other action that the Lender may deem necessary or desirable to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral. The Lender shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Lender has had an opportunity to be heard), from which finding no further appeal is available, that Lender had acted in actual bad faith or in a grossly negligent manner. Each Principal Borrower shall pay to the Lender, on demand, or the Lender, in its discretion, may add to the Loan Account, all amounts paid or incurred by the Lender pursuant to this section. The obligation of each Principal Borrower to pay such amounts is an Obligation.

         6-21.    LINE OF BUSINESS. No Principal Borrower shall engage in any business other than the business in which it is currently engaged or a business reasonably related thereto.

         6-22.    AFFILIATE TRANSACTIONS. No Principal Borrower shall make any payment, nor give any value to any Related Entity except as permitted hereunder, or for goods and services actually purchased by that Principal Borrower from, or sold by that Principal Borrower to, such Related Entity for a price which shall

                  (a) be competitive and fully deductible as an "ordinary and necessary business expense" and/or fully depreciable under the Internal Revenue Code of 1986 and the Treasury Regulations, each as amended; or

                  (b) not differ from that which would have been charged in an arms length transaction.

         6-23.    ADDITIONAL ASSURANCES. (a) No Principal Borrower is the owner of, nor has it any interest in, any property or asset which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the loan arrangement contemplated hereby (Article 5), will be not be subject to a perfected security interest in favor of the Lender (subject only to those Encumbrances (if any) described on EXHIBIT 6-6, annexed hereto or to the extent prohibited by law) to secure the Obligations and will not hereafter acquire any asset or any interest in property which is not, immediately upon such acquisition, subject to such a perfected security interest in favor of the Lender to secure the Obligations (subject only to Encumbrances (if any) permitted pursuant to Section 6-6, above).

                  (b) Each Principal Borrower shall execute and deliver to the Lender such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Lender may reasonably request to carry into effect the provisions and intent of this Agreement; to protect and perfect the Lender's security interest in the Collateral; and to comply with all applicable statutes and laws. Each Principal Borrower shall execute all such instruments as may be required by the Lender with respect to the recordation and/or perfection of the security interests created herein. A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section shall be sufficient for filing to perfect the security interests granted herein.

         6-24.    ADEQUACY OF DISCLOSURE. (a) All financial statements furnished to the Lender by any Principal Borrower have been prepared in accordance with GAAP consistently applied and present fairly the condition of that Principal Borrower at the date(s) thereof and the results of operations and cash flows for the period(s) covered subject to footnotes and year end adjustments. There has been no change in the financial condition, results of operations, or cash flows of the Principal Borrower since the date(s) of such financial statements, other than changes in the ordinary course of business, which changes have not been materially adverse, either singularly or in the aggregate.

                  (b) No Principal Borrower has any contingent obligations or obligation under any Lease or Capital Lease which is not noted in that Principal Borrower's financial statements furnished to the Lender prior to the execution of the within Agreement.

          (c) No document, instrument, agreement, or paper now or hereafter given the Lender by or on behalf of any Principal Borrower or any guarantor of the Obligations in connection with the Lender's execution of the within Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading. There is no fact known to any Principal Borrower which has, or which, in the foreseeable future could have, a material adverse effect on the financial condition of any Principal Borrower or any such guarantor which has not been disclosed in writing to the Lender or in PolyMedica's periodic reports filed pursuant to the requirements of the Securities Exchange Act of 1934, as amended, which have been provided to Lender.

         6-25.    OTHER COVENANTS. No Principal Borrower shall indirectly do or cause to be done any act which, if done directly by any of the Principal Borrowers, would breach any covenant contained in this Agreement.

ARTICLE 7 - USE AND COLLECTION OF COLLATERAL.

         7-1.     ADJUSTMENTS AND ALLOWANCES. Each Principal Borrower may grant such allowances or other adjustments to that Principal Borrower's Account Debtors as that Principal Borrower may reasonably deem to accord with sound business practice, provided, however the authority granted each Principal Borrower pursuant to this Section may be limited or terminated by the Lender at any time in the Lender's discretion while an Event of Default is continuing.

         7-2.     VALIDITY OF ACCOUNTS. (a) To the best knowledge of the
Principal Borrowers, the amount of each Account shown on the books, records, and invoices of a Principal Borrower represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor and shall have been fully earned by performance by that Principal Borrower.

                  (b) The Lender, from time to time (at the expense of the Principal Borrowers in each instance), may upon prior written or telephonic or facsimile notice to the Agent Borrower (with no notice required if Event of Default has occurred and is continuing) verify the validity, amount, and all other matters with respect to the Receivables Collateral directly with Account Debtors (including without limitation, by forwarding balance verification requests to each Principal Borrower's Account Debtors), and with each Principal Borrower's accountants, collection agents, and computer service bureaus (each of which is hereby authorized and directed to cooperate in full with the Lender and to provide the Lender with such information and materials as the Lender may request.

                  (c) No Principal Borrower has knowledge of any impairment of the validity or collectibility of any of the Accounts and shall notify the Lender of any such fact immediately after any Principal Borrower becomes aware of any such impairment.

                  (d) No Principal Borrower shall, other than in the ordinary course of business, post any bond to secure that Principal Borrower's performance under any agreement to which that Principal Borrower is a party nor cause any surety, guarantor, or other third party obligee to become liable to perform any obligation of that Principal Borrower (other than to the Lender) in the event of that Principal Borrower's failure so to perform.

         7-3.     NOTIFICATION TO ACCOUNT DEBTORS. The Lender shall have the right at any time after an Event of Default has occurred to notify any of the Principal Borrowers' Account Debtors to make payment directly to the Lender and to collect all amounts due on account of the Collateral.

         7-4.     INVENTORY QUALITY. All Inventory now owned or hereafter
acquired by any Principal Borrower is and will be of good and merchantable quality and free from defects (other than defects within customary trade tolerances). No tangible personal property of any Principal Borrower is or will be stored or entrusted with a bailee or other third party.

         7-5.      USE OF INVENTORY COLLATERAL. (a) No Principal Borrower shall engage in any sale of the Inventory other than for fair consideration in the conduct of that Principal Borrower's business in the ordinary course and shall not engage in sales or other dispositions to creditors; sales or other dispositions in bulk; and any use of any of the Inventory in breach of any provision of this Agreement.

                           (b)      No sale of Inventory shall be on
consignment, approval, or under any other circumstances such that, such Inventory may be returned to the Principal Borrowers without the consent of the Lender.

         7-6.     RETURNED INVENTORY. (a) Each Principal Borrower will provide the Lender with written notice promptly upon the occurrence of any event described in Subsection 7-6(b), below.

         (b) Subsection (a) of this Section relates to any of the following Inventory to the extent the value of such Inventory exceeds $100,00.00 for any single transaction:

                  (i) Any which is returned by any Account Debtor to a Principal Borrower (whether or not such return has been agreed to by that Principal Borrower) and is not in turn returned by that Principal Borrower to such Account Debtor.

                  (ii)     Any which is repossessed by any Principal Borrower.

                  (iii) Any which is downgraded in quality or has its marketability otherwise affected.

                  (iv) Any which is detained from, or refused entry into, or required to be removed from the United States by the appropriate governmental authorities.

ARTICLE 8 - LENDER AS BORROWER'S ATTORNEY-IN-FACT.

         8-1.     APPOINTMENT AS ATTORNEY-IN-FACT. Following and during the
continuance of an Event of Default, each Borrower hereby irrevocably constitutes and appoints the Lender as that Principal Borrower's true and lawful attorney, with full power of substitution, to convert the Collateral into cash at the sole risk, cost, and expense of the Principal Borrowers, but for the sole benefit of the Lender. The rights and powers granted the Lender by the within appointment include but are not limited to the right and power to:

                  (a) prosecute, defend, compromise, or release any action relating to the Collateral.

                  (b) sign change of address forms to change the address to which any Principal Borrowers' mail is to be sent to such address as the Lender shall designate; receive and open the mail of any Principal Borrower; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Agent Borrower or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of any Principal Borrower, or other legal representative of any Principal Borrower whom the Lender determines to be the appropriate person to whom to so turn over such mail.

                  (c) endorse the name of any Principal Borrower in favor of the Lender upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of any Principal Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.

                  (d) sign the name of any Principal Borrower on any notice to any Principal Borrowers' Account Debtors or verification of the Receivables Collateral; sign any Principal Borrowers' name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic's liens, or assignments or releases of mechanic's liens securing the Accounts.

                  (e) take all such action as may be necessary to obtain the payment of any letter of credit and/or banker's acceptance of which any Principal Borrower is a beneficiary.

                  (f) repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of any Principal Borrower.

                  (g) use, license or transfer any or all General Intangibles of any Principal Borrower.

                  (h) Sign and file or record any financing or other statements in order to perfect or protect the Lender's security interest in the Collateral.

         8-2.     NO OBLIGATION TO ACT. The Lender shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 8-1 herein, but if the Lender elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Agent Borrower or any Principal Borrower for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Lender has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.

ARTICLE 9 - FINANCIAL AND OTHER REPORTING REQUIREMENTS/FINANCIAL COVENANTS.

         9-1.     MAINTAIN RECORDS. Each Principal Borrower shall at all times, consistent with current practices,

                  (a) Keep proper books of account, in which full, true, and accurate entries shall be made of all of that Principal Borrower's transactions, all in accordance with GAAP applied consistently with prior periods to fairly reflect the financial condition of that Principal Borrower at the close of, and its results of operations for, the periods in question.

                  (b)      Keep accurate current records of the Collateral.

                  (c) Retain independent certified public accountants who are reasonably satisfactory to the Lender and instruct such accountants to fully cooperate with, and be available to, the Lender to discuss that Principal Borrower's financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Lender.

                  (d)      Not change any Principal Borrower's fiscal year.

                  (e) Not change any Principal Borrower's taxpayer identification number.

         9-2.     ACCESS TO RECORDS. (a) Upon prior notice and at times so as not to interfere with Principal Borrower's business, each Principal Borrower shall accord the Lender and the Lender's representatives with access from time to time as the Lender and such representatives may require to all properties owned by or over which that Principal Borrower has control. The Lender, and the Lender's representatives, shall have the right, and each Principal Borrower will permit the Lender and such representatives from time to time as the Lender and such representatives may request, to examine, inspect, copy, and make extracts from any and all of that Principal Borrower's books, records, electronically stored data, papers, and files. Each Principal Borrower shall make all of that Principal Borrower's copying facilities available to the Lender.

                  (b) Each Principal Borrower hereby authorizes the Lender and the Lender's representatives to upon prior notice to Principal Borrowers and at such times in accordance with ss.9- 2(a):

                           (i) Inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to that Principal Borrower, which information or data is in the possession of that Principal Borrower or any service bureau, contractor, accountant, or other person, and directs any such service bureau, contractor, accountant, or other person fully to cooperate with the Lender and the Lender's representatives with respect thereto.

                           (ii) Verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with any Principal Borrower's computer billing companies, collection agencies, and accountants and to sign the name of any Principal Borrower on any notice to the Account Debtors or verification of the Collateral.

         9-3.     BORROWING BASE CERTIFICATE. At such intervals as the Lender may from time to time specify (monthly, and in accordance with Section 2-3(a), unless notice to the contrary is so given), the Agent Borrower shall provide the Lender with a Borrowing Base Certificate (in the form of EXHIBIT 9-3, annexed hereto and in such form as the Lender may hereafter specify from time to time), which Certificate shall include a Schedule of all Receivables Collateral and Inventory which has come into existence since the date of such Schedule then most recently provided to the Lender.

         9-4.     QUARTERLY REPORTS. Quarterly, within forty five (45) days
following the end of each of the Agent Borrower's first three (3) fiscal quarters, the Agent Borrower shall provide the Lender with an unaudited financial statement of each of the Principal Borrowers and Related Entities on a consolidated and consolidating basis for the period from the beginning of the Agent Borrower's then current fiscal year through the end of the subject quarter, with comparative information for the same period of the previous fiscal year, which statement shall include, at a minimum, a balance sheet, income statement, and cash flows and comparisons for the corresponding quarter of the then immediately previous year, as well as to any projections provided to the Lender.

         9-5.     ANNUAL REPORTS. (a) Annually, within ninety (90) days
following the end of the Agent Borrowers' fiscal year, the Agent Borrower shall furnish the Lender with a copy of each Principal Borrower's annual financial statement on a consolidated and consolidating basis, which statement shall have been prepared by, and bearing the unqualified opinion of, each Principal Borrower's and Related Entity's independent certified public accountants (i.e. said statement shall be "certified" by such accountants). Such annual statement shall include, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, income statement, statement of changes in shareholders' equity and cash flows for each Principal Borrower with comparative information for the prior corresponding period.

                  (b) Annually, no later than thirty (30) days prior to the end of the Agent Borrower's fiscal year, the Agent Borrower shall furnish the Lender with financial projections for the Principal Borrowers and Related Entities for the next succeeding fiscal year, including, at a minimum, a projected balance sheet, income statement and statement of cash flows.

                  (c) Each annual statement shall be accompanied by such accountant's Certificate indicating that to the best knowledge of such accountant, no event has occurred which is or which, solely with the passage of time or the giving of notice (or both) would be, an Event of Default.

         9-6.     OFFICER'S CERTIFICATES. Each of the Principal Borrowers shall cause that Principal Borrower's Presidents and Treasurers respectively to provide such Person's Certificate with those quarterly, and annual statements to be furnished pursuant to this Agreement, which Certificate shall:

                  (a) Indicate that the subject statement was prepared in accordance with GAAP consistently applied, and presents fairly the financial condition of the Borrower at the close of, and the results of that Principal Borrower's operations and cash flows for, the period(s) covered, subject, however (with the exception of the Certificate which accompanies such annual statement) to usual year end adjustments and footnotes.

                  (b) Indicate either that (i) no Suspension Event has occurred or (ii) if such an event has occurred, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by that Principal Borrower to be taken on account thereof.

                  (c) Include calculations concerning that Principal Borrower's compliance (or failure to comply) at the date of the subject statement with each of the financial performance covenants included in
         Section 9-8, below.

         9-7.     ADDITIONAL FINANCIAL INFORMATION. In addition to the
foregoing, the Agent Borrower promptly shall provide the Lender, with such other and additional information concerning the Principal Borrower, the Collateral, the operation of each Principal Borrower's business, and each Principal Borrower's and Related Entity's financial condition, including original counterparts of financial reports and statements, as the Lender may from time to time request.

         9-8.     FINANCIAL PERFORMANCE COVENANTS. The Principal Borrowers shall observe and comply with those financial performance covenants set forth on
EXHIBIT 9-8, annexed hereto.

         9-9.     AUDITS AND APPRAISALS. (a) The Lender may from time to time conduct commercial finance audits of any Principal Borrower's books and records (in each event, at the expense of the Principal Borrowers) in accordance with the Bank's customary practices.

                  (b)      (i)      The Lender, at the expense of the Principal
Borrowers, may participate in and/or observe each physical count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of any Principal Borrower.

                           (ii)     Upon the Lender's request from time to time,
each Principal Borrower shall obtain, or shall permit the Lender to obtain (in all events, at the Principal Borrowers' expense) physical counts and/or inventories of the Collateral in form and substance and by such inventory takers as are satisfactory to the Lender, each of which physical counts/inventories shall be observed by any Principal Borrowers' accountants.

                           (iii)    Upon the Lender's request from time to time,
each Principal Borrower shall permit the Lender to obtain appraisals of any Principal Borrower's assets in accordance with the Bank's customary practices (in all events, at the Principal Borrowers' expense) conducted by such appraisers as are satisfactory to the Lender.

ARTICLE 10 - EVENTS OF DEFAULT.

         Nothing contained in this Article 10 or elsewhere in the within Agreement or in any Loan Document shall affect the demand nature of such Obligations that are payable on Demand (it being noted that the payment of any principal or interest under the Revolving Credit prior to occurrence of Event of Default are not demand obligations). The occurrence of an Event of Default is not a prerequisite to the Lender's making of demand on such Obligations.

         The occurrence of any event described in this Article 10 respectively shall constitute an "EVENT OF DEFAULT" herein. Upon the occurrence of any Event of Default described in Section 10-10, any and all Obligations shall become due and payable without any further act on the part of the Lender. Upon the Lender's demand (after giving of any required notice and expiration of any applicable grace periods) under the Revolving Credit and/or the occurrence of any other Event of Default, any and all Obligations of the Principal Borrowers to the Lender shall become immediately due and payable, at the option of the Lender and without any further notice or demand. The occurrence of any Event of Default shall also constitute, without notice or demand, a default under all other Loan Documents between the Lender and each Principal Borrower and instruments and papers given the Lender by any Principal Borrower, whether such agreements, instruments, or papers now exist or hereafter arise, in connection herewith.

         10-1.    FAILURE TO PAY REVOLVING CREDIT. The failure by the Agent
Borrower or any Principal Borrower to pay any amount when due under the Revolving Credit.

         10-2.    FAILURE TO MAKE OTHER PAYMENTS. The failure by the Agent
Borrower or any Principal Borrower to pay to Lender when due (or upon demand, if payable on demand) any payment obligation other than under the Revolving Credit.

         10-3.    FAILURE TO PERFORM COVENANT OR OBLIGATION . The failure by the
Agent Borrower or any Principal Borrower to promptly, punctually, faithfully and timely perform or discharge, or to comply with, any covenant to or with the Lender or any Obligation hereunder or in connection herewith.

         10-4.    MISREPRESENTATION. The determination by the Lender that any representation or warranty at any time made by the Agent Borrower or any Principal Borrower to the Lender under any Loan Document, was not true or complete in any material respect (except due to transactions permitted hereunder) when given.

         10-5.    ACCELERATION OF OTHER DEBT. BREACH OF LEASE. The occurrence of any event such that any material Indebtedness of any Principal Borrower to any creditor other than the Lender could be accelerated or any material Lease could be terminated (whether or not the subject creditor or lessor takes any action on account of such occurrence) and which is not waived or cured.

         10-6.    CASUALTY LOSS.  The occurrence of any uninsured loss, theft, damage, or destruction of or to any material portion of the Collateral.

         10-7.    JUDGMENT. RESTRAINT OF BUSINESS. (a) The service of process upon the Lender or any Participant seeking to attach, by trustee, mesne, or other process, any funds of any Principal Borrower on deposit with, or assets of any Principal Borrower in the possession of, the Lender.

                  (b) The entry of any judgment against any Principal Borrower, which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within thirty (30) days of its entry.

                  (c) The entry of any order or the imposition of any other process having the force of law, the effect of which is to restrain in any material way the conduct by any Principal Borrower of its business in the ordinary course not stayed or discharged within thirty (30) days.

         10-8.    BUSINESS FAILURE. Any act by, against, or relating to any
Principal Borrower, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of any Principal Borrower's property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of any Principal Borrower, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for any Principal Borrower; or the offering by or entering into by any Principal Borrower of any composition, extension, or any other arrangement seeking relief from or extension of the debts of any Principal Borrower, or the initiation of any other judicial or non-judicial proceeding or agreement by, against, or including any Principal Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors provided any involuntary proceeding commenced against any Principal Borrower is not stayed or dismissed within sixty
(60) days.

         10-9.    BANKRUPTCY. The failure by any Principal Borrower to generally pay the debts of that Principal Borrower as they mature; adjudication of bankruptcy or insolvency relative to any Principal Borrower; the entry of an order for relief or similar order with respect to any Principal Borrower in any proceeding pursuant to The Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by or against any Principal Borrower initiating any matter in which any Principal Borrower is or may be granted any relief from the debts of any Principal Borrower pursuant to the Bankruptcy Code or any other insolvency statute or procedure provided any involuntary proceeding commenced against any Principal Borrower is not stayed or dismissed within sixty (60) days.

         10-10.   INDICTMENT - FORFEITURE. The indictment of, or institution of any legal process or proceeding against, any Principal Borrower, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought include the forfeiture of any material property of any Principal Borrower and/or the imposition of any stay or other order, the effect of which could be to restrain in any material way the conduct by any Principal Borrower of its business in the ordinary course.

         10-11.   DEFAULT BY GUARANTOR. The occurrence of any of the foregoing
Events of Default with respect to any Guarantor, or the occurrence of any of the foregoing Events of Default with respect to any parent, subsidiary, or Related Entity, as if such Guarantor, parent, or Related Entity were the "Borrower" described therein.

         10-12.   TERMINATION OF GUARANTY. The termination or attempted
termination of any Guaranty by any Guarantor of the Obligations except by its terms or with the express written consent of Lender.

         10-13.   CHALLENGE TO LOAN DOCUMENTS. (a) Any challenge by or on behalf of any Principal Borrower to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.

                  (b) Any determination by any court or any other judicial or government authority that any Loan Document is not enforceable strictly in accordance with the subject Loan Document's terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto.

         10-14.   EXECUTIVE MANAGEMENT. A change in the identity of two (2) or more of the Chief Executive Officer, President, and chief financial officer of PolyMedica or the president of Liberty from that existing as of the date of the execution of the within Agreement, without the prior written consent of the Lender which consent shall not be unreasonably withheld.

         10-15.   CHANGE IN CONTROL. Any change in the ownership of the capital stock of any Principal Borrower such that those Persons who, at the execution of the within Agreement, Control any Principal Borrower, no longer so Control that Principal Borrower.

ARTICLE 11 - RIGHTS AND REMEDIES UPON DEFAULT

         In addition to all of the rights, remedies, powers, privileges, and discretions which the Lender is provided prior to the occurrence of an Event of Default, the Lender shall have the following rights and remedies upon the occurrence of any Event of Default and at any time thereafter.

         11-1.    RIGHTS OF ENFORCEMENT. The Lender shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Lender shall have all and each of the following rights and remedies:

                  (a) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.

                  (b) To apply the Receivables Collateral or the proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Obligations.

                  (c) To take possession of all or any portion of the Collateral.

                  (d) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Lender deems advisable and with or without the taking of possession of any of the Collateral.

                  (e) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.

         11-2.    SALE OF COLLATERAL. (a) Any sale or other disposition of the
Collateral may be at public or private sale upon such terms and in such manner as the Lender deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Lender's disposition of the Collateral.

                  (b) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Lender shall provide the Agent Borrower with such notice as may be practicable under the circumstances), the Lender shall give the Agent Borrower at least ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the

Collateral may be made. The Agent Borrower and Principal Borrowers agree that such written notice shall satisfy all requirements for notice to the Agent Borrower and Principal Borrowers which are imposed under the UCC or other applicable law with respect to the Lender's exercise of the Lender's rights and remedies upon default.

                  (c) The Lender may purchase the Collateral, or any portion of it at any sale held under this Article.

                  (d) The Lender shall apply the proceeds of any exercise of the Lender's Rights and Remedies under this Article 11 towards the Obligations in such manner, and with such frequency, as the Lender determines.

         11-3.    OCCUPATION OF BUSINESS LOCATION. In connection with the
Lender's exercise of the Lender's rights under this Article, the Lender may enter upon, occupy, and use any premises owned or occupied by any Principal Borrower, and may exclude each Principal Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Lender. The Lender shall not be required to remove any of the Collateral from any such premises upon the Lender's taking possession thereof, and may render any Collateral unusable to each Principal Borrower. In no event shall the Lender be liable to any Principal Borrower for use or occupancy by the Lender of any premises pursuant to this Article, nor for any charge (such as wages for any Principal Borrower's employees and utilities) incurred in connection with the Lender's exercise of the Lender's Rights and Remedies.

         11-4.    GRANT OF NONEXCLUSIVE LICENSE. Each Principal Borrower hereby grants to the Lender upon and during the continuance of an Event of Default, a royalty free nonexclusive irrevocable license to use, apply, and affix any trademark, tradename, logo, or the like in which that Principal Borrower now or hereafter has rights, such license being with respect to the Lender's exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

         11-5.    ASSEMBLY OF COLLATERAL. The Lender may require each Principal
Borrower to assemble the Collateral and make it available to the Lender at the sole risk and expense of the Principal Borrowers at a place or places which are reasonably convenient to both the Lender and the subject Principal Borrower.

         11-6.    RIGHTS AND REMEDIES. The rights, remedies, powers, privileges, and discretions of the Lender hereunder (herein, the "LENDER'S RIGHTS AND REMEDIES") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Lender in exercising or enforcing any of the Lender's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Lender of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Lender's Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Lender and any person, at any time, shall preclude the other or further exercise of the Lender's Rights and Remedies. No waiver by the Lender of any of the Lender's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Lender's Rights and Remedies and all of the Lender's rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative, and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine. The Lender's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Obligations.

ARTICLE 12 - NOTICES.

         12-1.    NOTICE ADDRESSES. All notices, demands, and other
communications made in respect of this Agreement (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:

If to the Lender:                   BankBoston, N.A.
                                    100 Federal Street
                                    Mail Stop No. 01-07-05
                                    Boston, Massachusetts 02110
                                    Attention:  Mr. Jeffrey G. Millman
                                                Vice President

                                                      AND

                                                Division Executive
                                    Fax:        617-434-8102

         With a copy to:            Riemer & Braunstein
                                    Three Center Plaza
                                    Boston, Massachusetts 02108
                                    Attention: Charles W. Stavros, Esquire
                                    Fax:        617 723-6831

If to the Agent Borrower
OR Principal Borrowers:             PolyMedica Corporation
                                    11 State Street
                                    Woburn, Massachusetts 01801
                                    Attention:  Mr. Eric G. Walters, Chief
                                                Financial Officer and Treasurer

                                    Fax:        781-938-6950

         With a copy to:            Hale and Dorr, LLP

                                    60 State Street
                                    Boston, Massachusetts 02108
                                    Attention:  John K. Stone, III, Esquire
                                    Fax:        617-526-6000


         12-2.    NOTICE GIVEN. (a) Notices shall be deemed given at the sooner of when actually received or (i) if by mail: Three (3) days following deposit in the United States mail, postage prepaid; (ii) By overnight express delivery: the Business Day following the day when sent; (iii) By hand: If delivered on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, when delivered (otherwise, at the opening of the then next Business Day); and (iv) By Facsimile transmission: If sent on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent (otherwise, at the opening of the then next Business Day).

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



                  (b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

ARTICLE 13 - TERM OF AGREEMENT.

         13-1.    TERMINATION OF REVOLVING CREDIT AND AGREEMENT. The Revolving
Credit shall be terminated upon the sooner of

                  (a)      the occurrence of an Event of Default;

                  (b) upon payment in full of all Obligations and five (5) Business Days written notice from the Agent Borrower and Principal Borrowers received by the Lender of their determination to terminate the Revolving Credit and the within Agreement;

                  (c)      March 31, 2001.

The within Agreement shall continue in full force and effect applicable to all Obligations until all Obligations have been paid and/or satisfied in full and the within Agreement is specifically terminated in writing by a duly authorized officer of the Lender.

ARTICLE 14 - GENERAL.

         14-1.    PROTECTION OF COLLATERAL. The Lender shall have no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Lender and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto.

         14-2.    SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Agent Borrower, each Principal Borrower and their respective representatives, successors, and assigns and shall enure to the benefit of the Lender and the Lender's successors and assigns provided, however, no trustee or other fiduciary appointed with respect to any Principal Borrower shall have any rights hereunder. In the event that the Lender assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the Lender

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



hereunder and the Lender shall thereupon be discharged and relieved from its duties and obligations hereunder.

         14-3.    SEVERABILITY. Any determination that any provision of this
Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

         14-4.    AMENDMENTS. COURSE OF DEALING. (a) This Agreement and the
other Loan Documents incorporate all discussions and negotiations between the Agent Borrower, each Principal Borrower and the Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by the Lender to give notice to the Agent Borrower or Principal Borrower or either of them having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document.

                  (b) No consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Lender, then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Lender shall be in reliance upon all representations and warranties theretofore made to the Lender by or on behalf of the Principal Borrowers (and any guarantor, endorser, or surety of the Obligations) and consequently may be rescinded by the Lender in the event that any of such representations or warranties was not true and complete in all material respects when given.

         14-5.    POWER OF ATTORNEY. Upon and during continuance of an Event of
Default, in connection with all powers of attorney included in this Agreement, each Principal Borrower hereby grants unto the Lender full power to do any and all things necessary or appropriate in connection

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



with the exercise of such powers as fully and effectually as that Principal Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by any Principal Borrower and each shall survive the same. All powers conferred upon the Lender by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Lender.

         14-6.    APPLICATION OF PROCEEDS. The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied toward the Obligations in such order and manner as the Lender determines in its sole discretion. Each Principal Borrower shall remain liable to the Lender for any deficiency remaining following such application.

         14-7.    LENDER'S COSTS AND EXPENSES. Each Principal Borrower shall pay on demand all Costs of Collection and all reasonable expenses of the Lender in connection with the preparation, execution, and delivery of this Agreement and of any other Loan Documents, whether now existing or hereafter arising, and all other reasonable expenses which may be incurred by the Lender in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise incurred with respect to the Obligations. Upon prior notice to the Principal Borrowers, each Principal Borrower specifically authorizes the Lender to pay all such fees and expenses and in the Lender's discretion, to add such fees and expenses to the Loan Account.

         14-8.    COPIES AND FACSIMILES. This Agreement and all documents which relate thereto, which have been or may be hereinafter furnished the Lender may be reproduced by the Lender by any photographic, microfilm, xerographic, digital imaging, or other process, and the Lender may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such

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



transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.

         14-9.    MASSACHUSETTS LAW. This Agreement and all rights and
obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts (except with respect to its conflicts of laws).

         14-10.   CONSENT TO JURISDICTION. (a) The Agent Borrower and each of the Principal Borrowers agree that any legal action, proceeding, case, or controversy against the Agent Borrower or any Principal Borrower with respect to any Loan Document may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Lender may elect in the Lender's sole discretion. By execution and delivery of this Agreement, the Agent Borrower and each Principal Borrower, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.

                  (b) The Agent Borrower and each of the Principal Borrowers WAIVES personal service of any and all process upon them, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Agent Borrower or any Principal Borrower at the address for notices as specified herein, such service to become effective five (5) Business Days after such mailing.

                  (c) The Agent Borrower and each of the Principal Borrowers WAIVES, at the option of Lender, any objection based on FORUM NON CONVENIENS and any objection to venue of any action or proceeding instituted under any of the Loan Documents and consents to the granting of such legal or equitable remedy as is deemed appropriate by the Court.

                  (d) Nothing herein shall affect the right of the Lender to bring legal actions or proceedings in any other competent jurisdiction.

                  (e) The Agent Borrower and each of the Principal Borrowers agrees that any action commenced by the Agent Borrower and any Principal Borrower asserting any claim or

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



counterclaim arising under or in connection with this Agreement or any other Loan Document shall be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.

         14-11.   INDEMNIFICATION. The Principal Borrowers hereby indemnify, defend, and hold the Lender and any employee, officer, or agent of the Lender (each, an "INDEMNIFIED PERSON") harmless of and from any claim brought or threatened against any Indemnified Person by any Person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the Lender's relationship with the Agent Borrower, any Principal Borrower or any other guarantor or endorser of the Obligations (each of which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Lender's selection, but at the expense of each Principal Borrower) other than any claim as to which a final determination is made in a judicial proceeding (in which the Lender and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had (i) acted in a grossly negligent manner or
(ii) acted with willful misconduct or (iii) been due to Lender's breach hereunder resulting from the Lender's gross negligence or willful misconduct. The within indemnification shall survive payment of the Obligations and/or any termination, release, or discharge executed by the Lender in favor of the Agent Borrower and any Principal Borrower.

         14-12.   RULES OF CONSTRUCTION. (a) The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:

                           (i) Words in the singular include the plural and words in the plural include the singular.

                           (ii) Headings (indicated by being UNDERLINED) and the Table of Contents are solely for convenience of reference and do not constitute a part of the instrument in which included and do not affect such instrument's meaning, construction, or effect.

                           (iii) The words "includes" and "including" are not limiting.

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



                           (iv) The words "may not" are prohibitive and not permissive.

                           (v)      The word "or" is not exclusive.

                           (vi) Terms which are defined in one section of an instrument are used with such definition throughout the instrument in which so defined.

                           (vii)    The symbol "$" refers to United States
         Dollars.

                           (viii) References to "herein", "hereof", and "within" are to this entire Loan Agreement and not merely the provision in which such reference is included.

                           (ix) Except as otherwise specifically provided, all references to time are to Boston time.

                           (x) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder, unless otherwise provided (A) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (B) the period so computed shall end at 5:00 PM on the relevant Business Day. (b) The Loan Documents shall be construed and interpreted in a harmonious manner, provided, however, in the event of any inconsistency between the provisions of the within Agreement and any other Loan Document, the provisions of the within Agreement shall govern and control.

         14-13.   INTENT. It is intended that

                  (a)      This Agreement take effect as a sealed instrument.

                  (b) The security interests created by this Agreement secure all Obligations, now existing or hereafter arising;

                  (c) All reasonable costs and expenses incurred by the Lender in connection with the Lender's relationship(s) with the Agent Borrower and each Principal Borrower shall be borne by each of the Principal Borrowers.

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



                  (d) The Lender's consent to any action of the Agent Borrower or any Principal Borrower which is prohibited unless such consent is given may be given or refused by the Lender in its sole discretion.

         14-14.   RIGHT OF SET-OFF. Following and during the continuance of an
Event of Default any and all deposits or other sums at any time credited by or due to any Principal Borrower from the Lender and any cash, securities, instruments or other property of the undersigned in the possession of the Lender, whether for safekeeping or otherwise (regardless of the reason the Lender or the Participant had received the same) shall at all times constitute security for all Obligations and for any and all obligations of the undersigned to the Lender, and may be applied or set off against the Obligations and against the obligations of the undersigned to the Lender including, without limitation, those arising hereunder, at any time while an Event of Default is then existing, whether or not such are then due and whether or not other collateral is then available to the Lender.

         14-15.   MAXIMUM INTEREST RATE. Regardless of any provision of any Loan
Document, the Lender shall never be entitled to contract for, charge, receive, collect, or apply as interest on any Obligation, any amount in excess of the maximum rate imposed by applicable law. Any payment which is made which, if treated as interest on an Obligation would result in such interest's exceeding such maximum rate shall be held, to the extent of such excess, as additional collateral for the Obligations as if such excess were "Collateral."

         14-16.   FEDERAL RESERVE BANK PLEDGE. The Lender may at any time pledge or assign all or any portion of the Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release the Lender from the Lender's obligations hereunder or under any other Loan Document.

         14-17.   WAIVERS. (a) The Agent Borrower and each of the Principal
Borrowers (and all guarantors, endorsers, and sureties of the Obligations) make each of the waivers included in Subsection (b), below, knowingly, voluntarily, and intentionally, and understands that the Lender,

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



in entering into the financial arrangements contemplated hereby and in providing loans and other financial accommodations to or for the account of any and each of the Principal Borrowers as provided herein, whether not or in the future, is relying on such waivers.

                  (b) THE AGENT BORROWER, THE PRINCIPAL BORROWERS, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:

                           (i) Except as otherwise specifically required hereby, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Obligations and the Collateral (except as provided in any Loan Document).

                           (ii) Except as otherwise specifically required by any Loan Document, the right to notice and/or hearing prior to the Lender's exercising of the Lender's rights upon default.

                           (iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE AGENT BORROWER, ANY PRINCIPAL BORROWER OR ANY OTHER PERSON AND THE LENDER (AND THE LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).

                           (iv)     Any defense, counterclaim, set-off,
         recoupment, or other basis on which the amount of any Obligation, as stated on the books and records of the Lender, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Obligation except this does not limit any right of any Principal Borrower or the Agent Borrower to obtain any affirmative recovery from Lender.

                           (v) Any claim to consequential, special, or punitive damages.

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



                              "PRINCIPAL BORROWERS"

POLYMEDICA CORPORATION                     POLYMEDICA HEALTHCARE, INC.

By: /s/ Eric G. Walters                    By: /s/ Robert Zappa
    -------------------------------            ---------------------------------

Title: CFO and Treasurer                   Title: President
       ----------------------------               ------------------------------

POLYMEDICA SECURITIES, INC.                LIBERTY MEDICAL SUPPLY, INC.


By: /s/ Eric G. Walters                    By: /s/ Mark Libratore
    -------------------------------            ---------------------------------

Title: Treasurer                           Title: President
       ----------------------------               ------------------------------

                                "AGENT BORROWER"

                             POLYMEDICA CORPORATION

                           By: /s/ Eric G. Walters
                               ------------------------

                           Title: CFO AND TREASURER
                                  ---------------------


                                    "LENDER"

                                BANKBOSTON, N.A.

                           By: /s/ Jeffrey G. Millman
                               ------------------------

                           Title: VICE PRESIDENT
                                  ---------------------


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


                                    Exhibits

Exhibit 2-5       Master Note

Exhibit 2-7       Interest Provisions

Exhibit 6-2       Related Entity

Exhibit 6-4       Trade Names

Exhibit 6-5       Locations

Exhibit 6-6       Encumbrances

Exhibit 6-7       Indebtedness

Exhibit 6-8       Insurance Policies

Exhibit 6-9       Licenses

Exhibit 6-10      Leases

Exhibit 9-3       Borrowing Base Certificate

Exhibit 9-8       Performance Covenants




                                       69